                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 18, 2001



                            CHITTENDEN CORPORATION
                           (Exact name of Registrant
                           as specified in charter)



Vermont                              0-7974                03-0228404
(State or other jurisdiction         (Commission           (IRS Employer
of incorporation)                    File Number)          Identification No.)


Two Burlington Square, Burlington, Vermont                 05401
(Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:  (802) 660-1410



                                Not Applicable
                        (Former name or former address,
                         if changed since last report)

ITEM 5.  OTHER EVENTS

On January 18, 2001, the Board of Directors of Flagship Bank and Trust Company a subsidiary of Chittenden Corporation (NYSE: CHZ) announced the appointment of James C. Garvey as the bank's new President and Chief Executive Officer succeeding the late Michael J. Toomey, who died of cancer last October. A copy of the press release dated January 18, 2001 is attached as an exhibit to this Form 8-K.

                               INDEX TO EXHIBITS


EXHIBIT NUMBER                                                      PAGE NUMBER

  (28)  Additional Exhibits                                              5

        Press Release relating to appointment of James C. Garvey as Flagship Bank and Trust Company's new President and CEO.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY:  /S/F.  Sheldon Prentice
            Senior Vice President, General Counsel and Secretary

DATE:  January 18, 2001